Exhibit 10.2

EXECUTION COPY

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) is made and entered into as of the 3rd day of February, 2014 and effective in accordance with Section 2 below, by and among MULTI-COLOR CORPORATION, an Ohio corporation (the “Company”), COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED (ACN 007 628 015), an Australian company limited by shares and registered in South Australia (the “Australian Borrower” and, together with the Company, the “Borrowers”), each lender party hereto (collectively, the “Approving Lenders” and, each individually, an “Approving Lender”), certain Subsidiaries of the Company party hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and U.S. L/C Issuer (the “Administrative Agent”), and WESTPAC BANKING CORPORATION (ACN 007 457 141), as Australian Administrative Agent and Australian L/C Issuer (the “Australian Agent” and, together with the Administrative Agent, the “Agents”).

Recitals:

A. The Borrowers, the Lenders and the Agents are parties to that certain Credit Agreement dated as of February 29, 2008 (as amended by that certain First Amendment to Credit Agreement dated as of June 28, 2010, that certain Second Amendment to Credit Agreement dated as of March 25, 2011, that certain Third Amendment to Credit Agreement dated as of August 26, 2011, that certain Fourth Amendment to Credit Agreement dated as of September 29, 2011, that certain Fifth Amendment to Credit Agreement dated as of November 8, 2012 and that certain Sixth Amendment to Credit Agreement dated as of November 13, 2013, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein but not otherwise defined herein are defined in the Credit Agreement) to the Borrowers.

B. The Company desires to purchase (the “Bluegrass Acquisition”), indirectly through a new wholly-owned Subsidiary, MCC-Norwood, LLC, an Ohio limited liability company (“Bluegrass Newco”), all or substantially all of the assets of Bluegrass Labels Company, LLC, a Delaware limited liability company and its Subsidiaries (“Bluegrass”) from Graphic Packaging International, Inc., a Delaware corporation and one or more of its Subsidiaries (collectively, the “Bluegrass Seller”).

C. The Company desires to finance a portion of the purchase price of the Bluegrass Acquisition through an increase in the amount of the Term A Loan (the “Term Loan Increase”) in an aggregate principal amount of $75,000,000 to be made by the Approving Lenders that commit thereto (such Approving Lenders, the “Term Increase Lenders”), under and as part of the credit facility established pursuant to the Credit Agreement.

D. The Company desires to finance a portion of the purchase price of the Bluegrass Acquisition through an increase in the Aggregate U.S. Revolving Commitments to $155,000,000 in the aggregate (the “Revolver Increase”) to be made by the Approving Lenders that commit thereto (such Approving Lenders, the “Revolving Increase Lenders”; together with the Term Increase Lenders, the “Increase Lenders”), under and as part of the credit facility established pursuant to the Credit Agreement.

E. The Company has requested, inter alia, that the Lenders (i) permit the Bluegrass Acquisition, (ii) agree to the Revolver Increase, (iii) agree to the Term Loan Increase, (iv) amend certain of the financial covenants in Section 7.11 of the Credit Agreement and (v) agree to make certain other changes to the Credit Agreement as described in this Seventh Amendment.

1

F. Subject to the terms and conditions of this Seventh Amendment, the Approving Lenders have agreed to such requests.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement shall be amended and restated in its entirety as set forth on Annex A attached hereto, Exhibit D to the Credit Agreement shall be amended and restated in its entirety as set forth on Annex B attached hereto, Schedule 2.01 to the Credit Agreement shall be amended and restated in its entirety with respect to the U.S. Revolving Commitments as set forth on Annex C attached hereto, and new Schedules shall be added to the Credit Agreement as set forth in Annex D attached hereto.

2. Effective Date; Conditions Precedent. The effectiveness of this Seventh Amendment shall occur on the date on which the Borrowers have satisfied (or the Administrative Agent and the Approving Lenders have waived) all of the following conditions precedent (such date being the “Effective Date”), it being understood that the modifications to the Credit Agreement set forth in Section 1 above shall not be effective until the Effective Date has occurred:

(a) Receipt by the Administrative Agent of:

(i) counterparts of this Seventh Amendment executed by each of the Agents, the Borrowers, the other Loan Parties and the Required Lenders under the Credit Agreement and each Increase Lender (together with all Annexes and Schedules hereto);

(ii) Notes executed by the Company in favor of each Increase Lender requesting Notes to evidence the portion of Term Loan Increase and/or Revolver Increase, as applicable, to be held by such Increase Lender;

(iii) (x) in the case of a Loan Party and Bluegrass Newco organized under the Laws of any jurisdiction other than Australia, such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of such Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof that is authorized to act as a Responsible Officer in connection with this Seventh Amendment, the transactions contemplated by this Seventh Amendment (including, without limitation, the Term Loan Increase and the Revolver Increase), the Credit Agreement (as amended by this Seventh Amendment) and the other Loan Documents to which such Loan Party is a party, and (y) in the case of a Loan Party organized under the laws of Australia, a certificate in relation to the Loan Party given by a director of such Loan Party substantially in the form of Exhibit K to the Credit Agreement (or such other form as may be approved by the Agents), including all necessary attachments and in each case attaching such documents (including all applicable Organization Documents) and (z) certificates as the Administrative Agent may reasonably require to evidence that each Loan Party and Bluegrass Newco is duly organized or formed, and that each of the Company, the Australian Borrower and each Subsidiary Guarantor and Bluegrass Newco is validly

2

existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that the failure to be in good standing or so qualified could not reasonably be expected to have a Material Adverse Effect;

(iv) customary opinions of counsel to the Loan Parties and Bluegrass Newco (which such opinions shall expressly permit reliance by successors and assignees of each Agent and each Lender (including, without limitation, each Increase Lender)) in form and substance reasonably satisfactory to the Administrative Agent;

(v) a certificate signed by a Responsible Officer of the Company (A) evidencing receipt of all governmental, shareholder and third party consents and approvals necessary or desirable in connection with the Bluegrass Transactions (as defined below), and/or of the expiration of all applicable waiting periods related thereto (including, without limitation, with respect to Hart-Scott-Rodino) without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Company, Bluegrass Seller or Bluegrass or any of their respective Subsidiaries, or on the Bluegrass Transactions, or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which could have such effect, and (B) certifying there has been no circumstance, development, event, condition, effect or change since March 31, 2013 that has had or would be reasonably expected, either individually or in the aggregate (including after giving effect to the Bluegrass Transactions), to have (1) a material adverse change in, or material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Company and its Subsidiaries (taken as a whole), (2) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any of the Loan Documents or of the ability of any of the Company or any of its Subsidiaries to perform its obligations under any Loan Documents to which it is a party or will be a party and (3) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any of its Subsidiaries of any Loan Document to which it is, or will be, a party;

(vi) (A) evidence satisfactory to the Administrative Agent and Merrill (as defined below) that the Bluegrass Acquisition shall have been consummated (or shall be consummated substantially simultaneously on the Effective Date and the funding of the Term Loan Increase) in accordance with the terms of that certain Asset Purchase Agreement dated on or about February 1, 2014, by and among, inter alia, Bluegrass, Bluegrass Seller, Bluegrass Newco and solely for purposes of Section 13.16 thereof, the Company (the “Bluegrass Acquisition Agreement”) in the form of the Alston & Bird LLP Draft February 1, 2014 posted to the Multi-Color Corporation IntraLinks site on February 1, 2014, a copy of which shall be delivered to the Administrative Agent and the Lenders and certified by a Responsible Officer of the Company to be true, correct and complete in all respects, without giving effect to any amendments, modifications or waivers of the Bluegrass Acquisition Agreement or any other side letters and agreements affecting the terms thereof or entered into in connection therewith that, individually or in the aggregate, are material to the interests of the Lenders as reasonably determined by the Merrill, in its capacity as a Lead Arranger, and the Administrative Agent (it being understood that, without limitation, any change in (x) in the amount or form of the Bluegrass Acquisition purchase price or (y) the third party beneficiary rights applicable to Merrill, in its capacity as a Lead Arranger, the Administrative Agent or the Lenders, shall in each case be deemed to be material to the interests of the Lenders) and (B) a copy,

3

certified by a Responsible Officer of the Company as true, correct and complete, of the Bluegrass Acquisition Documents (other than the Bluegrass Acquisition Agreement), which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(vii) counterparts of the Joinder to Guaranty and Collateral Agreement (in the form attached to the Guaranty and Collateral Agreement, or such other document or form that may be reasonably acceptable to the Administrative Agent), executed by Bluegrass Newco and such U.S. Security Documents or other Loan Documents (including without limitation, blocked account agreements) and instruments as the Administrative Agent shall reasonably request in order to evidence the continuing validity and perfection of the Administrative Agent’s security interest in the Collateral or to evidence and perfect a security interest in assets of Bluegrass Newco and its Subsidiaries (after giving effect to the Bluegrass Acquisition) that are of the type included in the Collateral, including title documents, signed blank transfer forms and any document (including Uniform Commercial Code financing statements or amendments to existing Uniform Commercial Code financing statements) required by the Loan Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the applicable Lenders, a perfected Lien on the Collateral described therein, prior to any other Liens (subject only to Liens permitted pursuant to Section 7.01 of the Credit Agreement), in proper form for filing, registration or recording with all filing and recording fees and taxes duly paid (it being understood and agreed that any Material Real Property shall only constitute part of the Collateral to the extent requested by the Administrative Agent (it being agreed that any such Material Real Property shall become part of the Collateral within sixty (60) days of such request (or such later time as may be determined by the Administrative Agent in its sole discretion) pursuant to Section 6.13 of the Credit Agreement);

(viii) intellectual property searches and certified copies of tax, judgment and Uniform Commercial Code search reports in each relevant jurisdiction dated a date reasonably near to the Effective Date, listing all effective financing statements which name Bluegrass, Bluegrass Seller and their respective Subsidiaries and Bluegrass Newco (under its present name and any previous names) as a debtor, together with (A) copies of such financing statements and (B) Uniform Commercial Code or other appropriate termination statements and documentation, in form and substance, satisfactory to the Administrative Agent, evidencing the termination and the release of all Liens (other than Liens permitted by Section 7.01 of the Credit Agreement), including, without limitation, the release of all Liens on the assets to be purchased pursuant to the Bluegrass Acquisition (other than Liens permitted by Section 7.01 of the Credit Agreement with respect to the Indebtedness set forth on new Schedule 7.03(ii) on Annex D attached hereto);

(x) supplements to the schedules of the U.S. Guaranty and Collateral Agreement and schedules identifying all Material Real Property (including fair market valuations thereof and those to be acquired in connection with the Bluegrass Acquisition), if any, after giving effect to the Bluegrass Transactions (including, without limitation, the joinder of Bluegrass Newco) certified by a Responsible Officer of the Company and Bluegrass Newco;

4

(xi) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, together with endorsements naming the applicable Agent, on behalf of the applicable Lenders, as an additional insured or lender loss payee, as the case may be, under all such insurance policies (including coverage of Bluegrass Newco thereunder);

(xii) a certificate, in form and substance satisfactory to the Administrative Agent, of the chief financial officer of the Company (A) certifying as to the solvency of the Company and its Subsidiaries on a consolidated basis (after giving effect to the Bluegrass Transactions and the incurrence and repayment of Indebtedness related thereto) and (B) demonstrating (with supporting detail reasonably satisfactory to the Administrative Agent) that, as of the Effective Date, and after giving pro forma effect to all elements of the Bluegrass Transactions, the Consolidated Leverage Ratio is not greater than 4.00 to 1.00;

(xiii) a funding indemnity letter, in form and substance satisfactory to the Administrative Agent with respect to any Eurocurrency Rate Loans to be made on or within three (3) Business Days of the Effective Date; and

(xiv) such other documents as the Administrative Agent shall reasonably request;

(b) The Administrative Agent and Merrill shall have received:

(i) to the extent reasonably available to the Company and in the form provided by Bluegrass and Bluegrass Seller, the unaudited consolidated balance sheets and related consolidated statements of income and cash flows of Bluegrass and its Subsidiaries;

(ii) a pro forma consolidated balance sheet and related pro forma consolidated statements of income and cash flows of the Company and its Subsidiaries (in each case after giving effect to the Bluegrass Transactions) as of and for the four quarter period ending on the last day of the most recent four quarter period ending at least 45 days before the Effective Date, prepared after giving effect to the Bluegrass Transactions as if the Bluegrass Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the other financial statements), together with a certificate of the chief financial officer of the Company to the effect that such financial statements accurately present the pro forma financial position of the Company and its Subsidiaries in accordance with GAAP and Regulation S-X of the Securities Act of 1933 (and in any event after giving effect to the Bluegrass Transactions); and

(iii) the then most recent forecasts of the Company of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the Effective Date (after giving effect to the Bluegrass Transactions) and on an annual basis for each year thereafter during the remaining term of the Credit Agreement;

(c) At least five Business Days prior to the Effective Date, the Administrative Agent and the Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Act, that has been requested not less than five Business Days prior to the Effective Date;

5

(d) There shall be no other issuances of debt securities or commercial bank or other credit facilities (other than Credit Extensions under the Credit Agreement and capital lease and equipment financings entered into in the ordinary course of business and consistent with past practice) of the Company, Bluegrass, Newco or any of their respective Subsidiaries announced, offered, placed or arranged without Merrill’s and Administrative Agent’s consent (such consent not to be unreasonably withheld or delayed) and (ii) neither the Company nor any Subsidiary shall have entered into any agreement to acquire any other entity, or consummated any acquisition (other than the Bluegrass Acquisition);

(e) On the Effective Date and after giving effect to the transactions contemplated under this Seventh Amendment (including the Bluegrass Transactions), (i) each of the conditions in Section 4.02 of the Credit Agreement shall be satisfied in accordance with the terms thereof, (ii) each of the representations made by Bluegrass and/or Bluegrass Seller (or their representative on their behalf) with respect to Bluegrass, Bluegrass Seller and their respective Subsidiaries and/or their respective assets or businesses in the Bluegrass Acquisition Agreement (without giving effect to any amendments, modifications or waivers thereto that are material to the interests of the Lenders as reasonably determined by Merrill, in its capacity as a Lead Arranger and the Administrative Agent) as are material to the interests of the Lenders shall be true and correct as of the Effective Date (except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct as of such earlier date), but only to the extent that the Company or its Affiliates have the right to terminate their respective obligations under the Bluegrass Acquisition Agreement as a result of the breach of such representations and warranties in the Bluegrass Acquisition Agreement and (iii) there has been no circumstance, development, event, condition, effect or change since March 31, 2013 that has had or would be reasonably expected, either individually or in the aggregate (including after giving effect to the Bluegrass Transactions (as defined below)), to have (A) a material adverse change in, or material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Company and its Subsidiaries (taken as a whole), (B) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any of the Loan Documents or of the ability of any of the Company or any of its Subsidiaries to perform its obligations under any Loan Documents to which it is a party or will be a party and (C) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any of its Subsidiaries of any Loan Document to which it is, or will be, a party;

(f) Merrill and the Administrative Agent shall have completed all legal, tax, accounting, business and financial due diligence concerning (A) the Bluegrass and its Subsidiaries and (B) the Bluegrass Acquisition, in each case in scope and with results in all respects satisfactory to Merrill and the Administrative Agent in their respective sole discretion.

(g) All other conditions set forth in the definition of “Permitted Acquisition” (other than clauses (iii), (v), (vii), (viii), (xi), (xii) and (xiii) thereof) shall have been satisfied in accordance with the terms thereof;

(h) All fees required to be paid on or before the Effective Date having been paid, including without limitation, each of the fees provided for in that certain engagement letter dated as of January 7, 2014 between Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and the Company; and

(i) Unless waived by the Administrative Agent, the Company having paid all fees, charges and disbursements of counsel to Merrill and the Administrative Agent, including any special or local (including foreign) counsel (directly to such counsel if requested by the

6

Administrative Agent), to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges, disbursements as shall constitute such counsel’s reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings with respect to this Seventh Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Seventh Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

For the purposes of this Seventh Amendment, “Bluegrass Transactions” means, collectively, the Bluegrass Acquisition (including payment of all amounts in cash as required by the Bluegrass Acquisition Agreement, the assumption of all the Indebtedness set forth on new Schedule 7.03(ii) on Annex D attached hereto and the termination and release of all Liens on the assets to be purchased pursuant to the Bluegrass Acquisition (other than Liens permitted by Section 7.01 of the Credit Agreement with respect to the Indebtedness set forth on new Schedule 7.03(ii) on Annex D attached hereto)), the entering into of this Seventh Amendment, the making of extensions of credit and entering into Commitments under the Term A Loan and the Revolving Credit Facilities on the Seventh Amendment Effective Date, the payment of costs and expenses related to any of the foregoing and all related transactions contemplated by the Seventh Amendment.

3. Other Loan Documents. Any reference to the Credit Agreement in the other Loan Documents executed and delivered pursuant to or in connection with the Credit Agreement, shall from and after the Effective Date, be deemed to refer to the Credit Agreement, as modified by this Seventh Amendment.

4. Confirmation of Debt; Reaffirmation. Each of the Loan Parties hereby affirms all of its liabilities and obligations to the Agents and the Lenders under the Credit Agreement, the Notes and the other Loan Documents, as modified hereby or pursuant hereto, and that such liabilities and obligations are owed to the Agents and the Lenders. Each Loan Party further acknowledges and agrees that as of the date hereof, it has no claims, defenses or set-off rights against any Agent or Lender of any nature whatsoever, whether sounding in tort, contract or otherwise; and there are no claims, defenses or set-offs to the enforcement by the Agents of the liabilities and obligations of the Borrowers to the Agents and the Lenders under the Credit Agreement, the Notes or the other Loan Documents. In furtherance of the foregoing, each Loan Party (a) agrees that the transactions contemplated by this Seventh Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under the Loan Documents to which it is a party and (c) agrees that the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7

5. Reallocation of U.S. Revolving Commitments.

(a) Simultaneously with the Seventh Amendment Effective Date, without giving effect to any Credit Extensions on the Seventh Amendment Effective Date, the U.S. Sub-facility Lenders’ with a U.S. Revolving Commitments respective U.S. Revolving Commitments and shares of the outstanding principal amount of the U.S. Revolving Loans, U.S. L/C Obligations and the Swing Line Loans shall be reallocated as set forth on Annex C attached to this Seventh Amendment; and, in order to accomplish such reallocation, the requisite assignments shall be deemed to be made in such amounts by and between such U.S. Sub-facility Lenders and from each such U.S. Sub-facility Lender to each such other U.S. Sub-facility Lender, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions under the Credit Agreement but without the payment of any related assignment fee, and no other documents or instruments, shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived).

(b) The parties hereby consent to all reallocations and assignments of U.S. Revolving Commitments, U.S. Revolving Loans, Swing Line Loans and participation obligations in respect of Letters of Credit effected pursuant to this Section 5 and subject to Section 2 of this Seventh Amendment, waive any requirement for any other document or instrument, including any Assignment and Assumption hereunder, necessary to give effect to any reallocation or assignment, which shall be deemed effective as if such reallocation or assignment were evidenced by applicable Assignments and Assumptions. On the Seventh Amendment Effective Date the U.S. Sub-facility Lenders shall make full cash settlement with each other either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments and reallocations in commitments as reflected in this Section 5.

6. No other Modifications; Same Indebtedness. Except as expressly provided in this Seventh Amendment, all of the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents remain unchanged and in full force and effect. The modifications effected by this Seventh Amendment and by the other instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Loans now outstanding, it being the intention of the Borrowers and the Lenders hereby that the Indebtedness owing under the Credit Agreement and the Notes, as amended by this Seventh Amendment, be and hereby is the same Indebtedness as that owing under the Credit Agreement and the Notes immediately prior to the effectiveness hereof. This Seventh Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any term or condition of the Credit Agreement or any other Loan Document not expressly modified or amended hereby, (b) to prejudice any right or rights which either Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or either of the Agents, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and either Agent or any other Lender, on the other hand.

7. Representations and Warranties. Each Loan Party represents and warrants that (a) it has the corporate or other organizational power and authority to make, deliver and perform this Seventh Amendment and the transactions contemplated hereby, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Seventh Amendment, (c) this Seventh Amendment has been duly executed and delivered on behalf of such Person, (d) this Seventh Amendment constitutes a legal, valid and binding obligation of such

8

Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Seventh Amendment other than, to the extent required under applicable law, filing this Seventh Amendment and/or a summary thereof with the Securities and Exchange Commission on Form 8-K, 10-K or 10-Q, as applicable, (f) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (it being understood and agreed that the representations contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b) respectively of Section 6.01 of the Credit Agreement) and (g) no Default has occurred and is continuing as of the date hereof or would result after giving effect hereto.

8. Governing Law; Binding Effect. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law of New York) and shall be binding upon and inure to the benefit of the Borrowers, the Agents and the Lenders and their respective successors and assigns.

9. Counterparts. This Seventh Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement. Any party hereto may execute and deliver a counterpart of this Seventh Amendment by delivering via facsimile or email transmission a signature page of this Seventh Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Seventh Amendment.

10. Representations and Agreements of New Lenders. Each Increase Lender that prior to its execution hereof is not a Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Seventh Amendment and to consummate the transactions contemplated by this Seventh Amendment, the Credit Agreement and the other Loan Documents and to become a Lender under the Credit Agreement and the other Loan Documents, (ii) it meets all requirements to be an assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its commitment to the Term Loan Increase, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to participate in credit facilities of the type represented by the Term Loan Increase and either it, or the person exercising discretion in making its decision to participate in the Term Loan Increase, is experienced with credit facilities of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to

9

make its own credit analysis and decision to enter into this Seventh Amendment and to commit to make a portion of the Term Loan Increase on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vi) if it is a Foreign Lender, it has provided to the Administrative Agent duly completed and executed documentation required to be delivered by it pursuant to the terms of the Credit Agreement and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

11. Agreements Regarding Term Loan Increase. By its execution hereof, each Increase Lender identified on Schedule I hereto or Annex C hereto hereby commits to provide a portion of the Term Loan Increase in the amount set forth opposite such Increase Lender’s name on Schedule I hereto and/or the Revolver Increase as specified on Annex C hereto, as applicable, in each case on the Effective Date.

12. Post-Closing Items. Unless the time periods are extended by the Administrative Agent in its sole discretion, the Loan Parties shall execute and deliver the documents and complete the tasks set forth in Schedule II attached hereto, in each case within the time limits specified in such Schedule II (the “Post Closing Obligations”); provided that any failure of the Loan Parties to satisfy any of the Post Closing Obligations in accordance with the terms thereof (and the Administrative Agent has not extended such time periods for such Post Closing Obligation) shall constitute an immediate Event of Default under the Credit Agreement.

[Signature Pages Follow]

10

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first above written.

MULTI-COLOR CORPORATION

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

COLLOTYPE INTERNATIONAL HOLDINGS
PTY LIMITED

/s/ Sharon Birkett
Company Secretary/Director

Sharon Birkett
Name of Company Director (Print)

/s/ Mary T. Fetch
Company Secretary/Director

Mary T. Fetch
Name of Company Director (Print)

MCC-BATAVIA, LLC

MCC-TROY, LLC

LASER GRAPHIC SYSTEMS, INCORPORATED

MCC-DEC TECH, LLC

MCC-WISCONSIN, LLC

MCC-NORWAY, LLC

MCC-UNIFLEX, LLC

MCC-FINANCE LLC

MCC-FINANCE 2 LLC

COLLOTYPE LABELS USA INC.

MULTI-COLOR AUSTRALIA, LLC

By:	/s/ Mary T. Fetch
Mary T. Fetch
Treasurer

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

MULTI-COLOR AUSTRALIA HOLDINGS PTY. LIMITED (ACN 129 274 719)

MULTI-COLOR AUSTRALIA FINANCE PTY LIMITED (ACN 129 274 979)

MULTI-COLOR AUSTRALIA ACQUISITION PTY LIMITED (ACN 129 275 181)

COLLOTYPE BSM LABELS PTY LIMITED (ACN 007 665 189)

COLLOTYPE IPACK PTY LIMITED (ACN 120 050 160)

MAGNUS DONNERS PTY LIMITED (ACN 008 102 207)

COLLOTYPE LABELS PTY LIMITED (ACN 007 514 856)

COLLOTYPE LABELS BAROSSA PTY LTD (ACN 008 212 539)

COLLOTYPE LABELS GRIFFITH PTY LTD (ACN 115 294 267)

COLLOTYPE LABELS INTERNATIONAL PTY LIMITED (ACN 068 409 478)

MULTI-COLOR (QLD) PTY LIMITED (ACN 003 411 194)

MULTI-COLOR (SA) PTY LIMITED (ACN 120 050 204)

/s/ Mary T. Fetch
Director

Mary T. Fetch
Name of Director

/s/ Sharon Birkett
Company Secretary/Director

Sharon Birkett
Name of Director

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

ACKNOWLEDGED AND ACCEPTED:

ADHESION INTERMEDIATE HOLDINGS, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

ASHEVILLE ACQUISITION CORPORATION, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

CAMEO SONOMA LIMITED

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

INDUSTRIAL LABEL CORPORATION

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

LABELCORP HOLDINGS, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

LABELCORP MANAGEMENT, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

LSK LABEL, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

M ACQUISITION, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

ACKNOWLEDGED AND ACCEPTED (Continued):

MCC LABELS1 NETHERLANDS B.V.

By:	/s/ Sharon E. Birkett
Name:	Sharon E. Birkett
Title:	Management Board Member

MCC LABL2 NETHERLANDS B.V.

By:	/s/ Sharon E. Birkett
Name:	Sharon E. Birkett
Title:	Management Board Member

PSC ACQUISITION COMPANY, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

SOUTHERN ATLANTIC LABEL CO., INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

YORK TAPE & LABEL, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

MCC-MEXICO HOLDINGS 1 LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

MCC-MEXICO HOLDINGS 2 LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

Bank of America, N.A., as Administrative Agent

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION, as Australian Administrative Agent

By:	/s/ David Brumby
Name:	David Brumby
Title:	Executive Director Westpac Americas

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

Bank of America, N.A., as a U.S. Sub-facility Lender, U.S. L/C Issuer and Swing Line Lender

By:	/s/ Joseph R. Jackson
Name: Title:	Joseph R. Jackson Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a U.S. Sub-facility Lender

By:	/s/ Richard B. Kuertz
Name: Title:	Richard B. Kuertz Senior Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a U.S. Sub-facility Lender

By:	/s/ William Binder
Name: Title:	William Binder Executive Director

By:	/s/ Erin Thomas-Walker
Name: Title:	Erin Thomas-Walker Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

BMO Harris Financing, Inc, as a U.S. Sub-facility Lender

By:	/s/ Edward McGuire
Name: Title:	Edward McGuire Managing Director

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

KEYBANK NATIOANAL ASSOCIATION, as a U.S. Sub-facility Lender

By:	/s/ Kenneth D. Kramp
Name: Title:	Kenneth D. Kramp Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

PNC Bank, National Association, as a U.S. Sub-facility Lender

By:	/s/ C. Joseph Richardson
Name: Title:	C. Joseph Richardson Senior Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Sub-facility Lender

By:	/s/ Mark Utlaut
Name: Title:	Mark Utlaut Senior Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION, as a U.S. Sub-facility Lender

By:	/s/ David Brumby
Name: Title:	David Brumby Executive Director Westpac Americas

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

Branch Banking and Trust Company, a North Carolina Banking Corporation, as a U.S. Sub-facility Lender

By:	/s/ Greg R. Branstetter
Name: Title:	Greg R. Branstetter SVP

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

Sumitomo Mitsui Banking Corporation as a U.S. Sub-facility Lender

By:	/s/ Masaki Sone
Name:	Masaki Sone
Title:	Managing Director

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

RAYMOND JAMES BANK, N.A.,
as a U.S. Sub-facility Lender

By:	/s/ Kathy Bennett
Name:	Kathy Bennett
Title:	Sr. Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

FIRSTMERIT BANK, N.A. as a U.S. Sub-facility Lender

By:	/s/ Timothy Daniels
Name:	Timothy Daniels
Title:	Senior Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

FIFTH THIRD BANK,
as a U.S. Sub-facility Lender

By:	/s/ Kelly S. Wolski
Name:	Kelly S. Wolski
Title:	Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page

OneWest Bank, FSB,
as a U.S. Sub-facility Lender

By:	/s/ John Farrace
Name:	John Farrace
Title:	Executive Vice President

Multi-Color Corporation

Seventh Amendment to Credit Agreement

Signature Page